UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21897

Manager Directed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Scott M. Ostrowski, President
Manager Directed Portfolios
c/o U.S. Bank Global Fund Services
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 516-3087
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2023

Date of reporting period:  October 31, 2023

Item 1. Reports to Stockholders.

(a)

Mar Vista Strategic Growth Fund

Annual Report
October 31, 2023

Mar Vista Strategic Growth Fund

Table of Contents

Letter to Shareholders	3
Sector Allocation of Portfolio Assets	9
Schedule of Investments	10
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	18
Notes to the Financial Statements	21
Report of Independent Registered Public Accounting Firm	33
Expense Example	34
Notice to Shareholders	36
Management	38
Privacy Notice	41

Mar Vista Strategic Growth Fund

Dear Shareholders,

The Mar Vista Strategic Growth Fund (the “Fund”) appreciated +12.38% for the fiscal year ended October 31, 2023, compared to +18.95% for the Russell 1000® Growth Index and +10.14% for the S&P 500® Index.

Market Perspective

We believe the Mar Vista Strategic Growth Fund is well positioned relative to the highly concentrated, Russell 1000® Growth Index and S&P 500® Index. The robust performance of these two indices has largely been driven by the seven biggest stocks, the Magnificent Seven (Alphabet, Amazon.com, Apple, Meta, Microsoft, Nvidia, Tesla), which are dearly valued and benefited from expanding P/E multiples. Now that interest rates are normalizing, we believe the Strategic Growth Fund’s diversified portfolio of high quality, reasonably priced growth equities should be poised to outperform, as market leadership potentially shifts and valuations normalize to higher rates.

Over the past 10 years, the increased concentration of top holdings within the Russell 1000® Growth Index and the S&P 500® Index has had a profound impact on active equity management. In 2013, the top 10 holdings in the Russell 1000® Growth Index and the S&P 500® Index represented 27% and 18%, respectively. Today, the level of concentration has ballooned to 53% and 32%, respectively. Moreover, many of these top securities are in the information technology and communication services sectors and carry higher P/E multiples and position sizes far larger than are contractually or prudently allowable in active funds.

Having larger active share relative to the benchmarks has been anathema for most of the bull market cycle that began in 2009 as the concentration of the top 10 benchmark names increased. Alpha generation relative to the benchmarks became far more challenging as benchmark returns grew more tightly correlated to the performance of the top 10. The year-to-date return profile of the S&P 500® Index through 9/30/23 was heavily influenced by the Magnificent Seven, leading these seven stocks to become even more richly valued. Surprisingly, the P/E multiples for this small cohort of stocks expanded despite the material rise in long-term interest rates (see Charts 1 & 2). However, we anticipate the mirror image of this phenomenon could occur in the next market cycle as new leadership takes hold. We believe index following investors are exposed to inconspicuous risks which can lead to outsized drawdown and longer time horizons to recover those losses.

Mar Vista Strategic Growth Fund

The P/E ratio for Bloomberg’s Magnificent 7 increased in 2023 to nearly 40x from 28x (Chart 1)

Source: Bloomberg, Mar Vista Investment Partners Note: The Bloomberg Magnificent 7 Total Return Index and the S&P 500® Index are both equal-weighted.

The Stock Market is Disconnected from 10-Year Rates (Chart 2)

Source: Bloomberg, Mar Vista Investment Partners

In addition to the aforementioned concentration of top holdings within the Russell 1000® Growth Index and the S&P 500® Index, we believe there is an unperceived risk tied to the higher-for-longer interest rate environment. Higher interest rates and slowing growth create P/E multiple contraction risk for more premium valued, higher growth and longer duration equities like NVIDIA, Apple, Microsoft, Amazon.com and Tesla. These are among the strongest businesses in the world and we own many of them in the fund. However, given recent valuations and fundamental outlooks, our weighting in these types of names is significantly lower. We think this is the opportunity for the Mar Vista Strategic Growth Fund to shine as leadership changes in the next market cycle.

Mar Vista Strategic Growth Fund

Performance

For the fiscal year ending October 31, 2023, the Fund’s underperformance relative to the Russell 1000® Growth Index was negatively impacted by an overweight in financial services and underweights in the communication services and information technology sectors. Investments in consumer discretionary, industrials and materials contributed to results during the period.

The Fund’s outperformance relative to the S&P 500® Index in the fiscal year period was due to stock selection and relative outperformance in the industrials, consumer discretionary and materials sectors, while investments in communication services, financials and real estate detracted from returns during the period.

The top contributor to Fund performance for the fiscal year was Adobe (ADBE). We continue to believe Adobe maintains a strong competitive position within the creative professional market and will benefit as more commerce migrates to digital channels. This was evident in the company’s fiscal third quarter where its Creative Cloud offering grew revenues mid-teens year-on-year in constant currency. In March of 2023, Adobe released a beta version of Firefly, its generative AI solution. We believe the Firefly offering positions Adobe as a winner in the early stage generative AI market as it will likely expand Adobe’s served available market and allow it to charge premium prices for its generative AI enabled products. This supports our view that Adobe should continue to grow intrinsic value over our investment horizon. Other companies that contributed positively to the Fund’s performance were Microsoft (MSFT), TransDigm Group (TDG), and Amazon.com (AMZN).

The largest detractor to Fund performance during the fiscal year was First Republic Bank (FRC). Fear is typically an emotion that can be profitably exploited in investing. In banking, however, depositor confidence is an input to intrinsic value; if depositors fear the safety of their uninsured deposits, bank funding quickly evaporates as does intrinsic value. First Republic faced just such a crisis of confidence. Despite material differences between First Republic and Silicon Valley Bank’s (SVB) business models, balance sheets and deposit base, the alarmingly rapid run on San Francisco-based SVB bled into regional competitor FRC’s customers and created a run that the bank was unable to fund internally. In just a few days, the virtues of FRC’s deep customer relationships and deposit stickiness were erased as customers feared their uninsured deposits, which account for two-thirds of FRC’s funding base, were at risk.

We reduced our position in FRC by two-thirds prior to the SVB collapse and sold the remaining shares the next trading day. Subsequent to our sale, FRC announced $30 billion deposits were injected from a consortium of large banks and management was evaluating the composition and size of its balance sheet going forward. These events have driven a permanent reduction in FRC’s intrinsic value.

Other holdings that negatively weighed on relative performance during the fiscal year included Charles Schwab (SCHW), Walt Disney (DIS) and Mettler-Toledo International (MTD).

Mar Vista Strategic Growth Fund

Portfolio

Mar Vista’s investment process seeks to identify wide-moat growth franchises, with reinvestment opportunities that are led by proven capital allocators. Our portfolio construction process focuses on bottom-up factors, independent of benchmark weights. The outcome of this process is a portfolio of durable growth businesses that have diverse sector exposures. The fund’s relative sector weights are not an expressed opinion from a macro level, but where the investment team is finding skewed risk-reward opportunities in durable growth franchises.

In comparison to the Russell 1000® Growth Index, our relative sector weights have shifted modestly over the last fiscal year. We have lowered our exposure to financial services, and increased it to consumer discretionary, industrials and information technology. Our financial services weight decreased during the twelve-month period as we exited our positions in the banking sector. The Fund is under-weight the information technology, consumer discretionary, communication services and healthcare sectors relative to the Russell 1000® Growth Index.

Companies added to the Fund during the fiscal year included Oracle, Danaher, Heico, and Veralto, while we sold our positions in U.S. Bancorp, Charles Schwab, and First Republic Bank.

Market Outlook

Equities head into fiscal year 2024 troubled by the possibility of higher-for-longer interest rates tipping the economy into recession. We think investors should avoid predicting recessions, but prepare for economic declines by owning competitively advantaged businesses at prices that compensate for the risk. In our view, a combination of durable growth, wide-moat, and compelling valuation improves companies’ resilience in recessions. By owning exceptional businesses, we believe our investment outcomes should depend more on business fundamentals than forecasting interest rates or the economy.

Over time, we expect our Fund’s returns to reflect the compounding nature of our businesses and the discount we are paying relative to fair value. Mar Vista does not claim expertise in predicting market direction, but we believe that a patient, high-conviction portfolio of competitively advantaged businesses with appropriately discounted stock prices should generate excess risk-adjusted returns. As we navigate this rapidly evolving investment environment, we will remain disciplined in deploying capital within our wide-moat universe.

We are ever grateful for the ongoing support from our shareholders, partners and clients. We encourage you to seek additional information about the Mar Vista Strategic Growth Fund at www.marvistainvestments.com.

Sincerely,

The Mar Vista Investment Partners Research Team

Mar Vista Strategic Growth Fund

The Russell 1000® Growth Index is defined as an unmanaged, capitalization weighted index of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500® Index is defined as an unmanaged, capitalization weighted index of the common stocks of 500 major U.S. corporations. Index returns include dividends and/or interest income and, unlike composite returns, do not reflect fees or expenses. The Nasdaq 100 Index is a stock index of the 100 largest companies by modified market capitalization trading on Nasdaq exchanges. Indexes are unmanaged and it is not possible to invest directly in an index.

The above comments reflect general views regarding the market and the economy, were current as of the date of this letter, and are subject to change at any time.

All investing includes risk, including the loss of principal. The Fund invests in growth companies which can be more sensitive to the company’s earnings and more volatile than the stock market in general. The Fund may also invest in foreign securities which are subject to risks including currency fluctuations, economic and political change and differing accounting standards. The Fund may invest in derivatives and IPOs, which are highly volatile. Additional risk information may be found in the prospectus.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. For a complete list of holdings, see the Schedule of Investments in this report.

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

The Strategic Growth Fund is distributed by Quasar Distributors, LLC. Mar Vista Investment Partners serves as the advisor to the Strategic Growth Fund.

Mar Vista Strategic Growth Fund

Comparison of the Change in Value of a Hypothetical $25,000 Investment
in the Mar Vista Strategic Growth Fund – Institutional Shares and
Russell 1000 Growth Total Return Index

Average Annual Total Return					Since Inception*
Periods Ended October 31, 2023:	1 Year	3 Year	5 Year	10 Year	(11/1/2011)
Mar Vista Strategic Growth Fund –
Institutional Shares	12.38%	6.53%	9.73%	10.47%	11.99%
Investor Shares	11.97%	6.15%	9.05%	N/A	9.52%
Retirement Shares	12.47%	6.61%	9.82%	N/A	10.22%
Russell 1000¨ Growth
Total Return Index (USD)	18.95%	8.70%	14.22%	13.82%	15.14%

*  Inception date is 11/1/2011 for the Institutional Shares and 3/6/2017 for the Investor and Retirement Shares.

Expense Ratios*: Gross 0.90%; Net 0.71% (Institutional Shares); Gross 1.25%; Net 1.07% (Investor Shares); Gross 0.80%; Net 0.63% (Retirement Shares).

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-833-627-6668.

This chart illustrates the performance of a hypothetical $25,000 investment made in the Institutional Shares of the Fund November 1, 2011.  Returns reflect the reinvestment of dividends and capital gain distributions. The performance data and expense ratios shown reflect a contractual fee waiver made by the Adviser, currently, through February 28, 2025.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

(1)
The inception date of the Investor Shares is March 6, 2017. Performance shown prior to the inception of the Investor Shares reflects the performance of the Institutional Shares and does not include expenses applicable to the Investor Shares, and are higher than, those of the Institutional Shares. The actual annualized performance during the period March 6, 2017 (Investor Share inception) through October 31, 2023 was 9.52% (annualized).

(2)
The inception date of the Retirement Shares is March 6, 2017. Performance shown prior to the inception of the Retirement Shares reflects the performance of the Institutional Shares and does not include expenses applicable to the Retirement Shares, and are higher than, those of the Institutional Shares. The actual annualized performance during the period March 6, 2017 (Retirement Share inception) through October 31, 2023 was 10.22% (annualized).

*	The expense ratios presented are from the most recent prospectus.

Mar Vista Strategic Growth Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at October 31, 2023 (Unaudited)

Mar Vista Strategic Growth Fund

SCHEDULE OF INVESTMENTS
at October 31, 2023

COMMON STOCKS – 90.9%	Shares	Value

COMMUNICATION SERVICES – 6.5%

Entertainment – 3.0%
Walt Disney Co.(a)	20,701	$1,688,995

Interactive Media & Services – 3.5%
Alphabet, Inc. – Class C(a)	16,000	2,004,800
		3,693,795
CONSUMER DISCRETIONARY – 8.5%

Broadline Retail – 4.3%
Amazon.com, Inc.(a)	18,387	2,447,126

Hotels, Restaurants & Leisure – 1.2%
Starbucks Corp.	7,211	665,143

Textiles, Apparel & Luxury Goods – 3.0%
NIKE, Inc. – Class B	16,908	1,737,635
		4,849,904
CONSUMER STAPLES – 2.7%

Beverages – 2.7%
PepsiCo, Inc.	9,561	1,561,120

FINANCIALS – 11.1%

Capital Markets – 2.0%
Moody’s Corp.	3,653	1,125,124

Financial Services – 6.0%
Berkshire Hathaway, Inc. – Class B(a)	4,253	1,451,676
Visa, Inc. – Class A(b)	8,466	1,990,357
		3,442,033
Insurance – 3.1%
Markel Group, Inc.(a)	1,221	1,795,505
		6,362,662

The accompanying notes are an integral part of these financial statements.

Mar Vista Strategic Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at October 31, 2023

COMMON STOCKS – 90.9% (Continued)	Shares	Value

HEALTH CARE – 7.0%

Life Sciences Tools & Services – 3.9%
Danaher Corp.	5,012	$962,404
Mettler-Toledo International, Inc.(a)	1,255	1,236,426
		2,198,830
Pharmaceuticals – 3.1%
Johnson & Johnson	12,190	1,808,264
		4,007,094
INDUSTRIALS – 15.4%

Aerospace & Defense – 5.8%
HEICO Corp.(b)	7,163	1,134,691
TransDigm Group, Inc.(a)(b)	2,697	2,233,358
		3,368,049
Air Freight & Logistics – 3.8%
GXO Logistics, Inc.(a)(b)	43,591	2,201,781

Commercial Services & Supplies – 1.0%
Veralto Corp.(a)	8,041	554,829

Industrial Conglomerates – 2.5%
Honeywell International, Inc.	7,713	1,413,484

Machinery – 2.3%
Fortive Corp.	19,959	1,302,924
		8,841,067
INFORMATION TECHNOLOGY – 33.1%

Electronic Equipment,
Instruments & Components – 2.6%
Amphenol Corp.	18,245	1,469,635

Semiconductors & Semiconductor Equipment – 2.9%
Microchip Technology, Inc.	23,569	1,680,234

The accompanying notes are an integral part of these financial statements.

Mar Vista Strategic Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at October 31, 2023

COMMON STOCKS – 90.9% (Continued)	Shares	Value

INFORMATION TECHNOLOGY – 33.1% (Continued)

Software – 23.2%
Adobe, Inc.(a)	4,217	$2,243,697
Intuit, Inc.	2,558	1,266,082
Microsoft Corp.	10,091	3,411,867
Oracle Corp.	19,084	1,973,286
Roper Technologies, Inc.	2,754	1,345,522
Salesforce, Inc.(a)	6,365	1,278,283
SAP SE – ADR(b)	13,063	1,750,441
		13,269,178

Technology Hardware, Storage & Peripherals – 4.4%
Apple, Inc.	14,605	2,494,095
		18,913,142
MATERIALS – 6.6%

Chemicals – 6.6%
Air Products and Chemicals, Inc.	7,247	2,046,843
Linde PLC	4,449	1,700,230
		3,747,073
TOTAL COMMON STOCKS
(Cost $28,615,939)		51,975,857

REAL ESTATE INVESTMENT TRUSTS (REITs) – 3.6%

Real Estate – 3.6%
American Tower Corp.	11,635	2,073,242

TOTAL REAL ESTATE
INVESTMENT TRUSTS (REITs)
(Cost $1,894,205)		2,073,242

The accompanying notes are an integral part of these financial statements.

Mar Vista Strategic Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at October 31, 2023

SHORT-TERM INVESTMENTS – 5.6%	Shares	Value

Money Market Funds – 5.6%
First American Treasury Obligations Fund –
Class X, 5.28%(c)	3,215,459	$3,215,459

TOTAL SHORT-TERM INVESTMENTS
(Cost $3,215,459)		3,215,459

INVESTMENTS PURCHASED WITH PROCEEDS
FROM SECURITIES LENDING – 11.1%
Mount Vernon Liquid Assets Portfolio, LLC, 4.93%(c)	6,375,136	6,375,136
TOTAL INVESTMENTS PURCHASED WITH
PROCEEDS FROM SECURITIES LENDING
(Cost $6,375,136)		6,375,136
TOTAL INVESTMENTS – 111.2%
(Cost $40,100,739)		$63,639,694
Liabilities in Excess of Other Assets – (11.2)%		(6,396,381)
TOTAL NET ASSETS – 100.0%		$57,243,313

Percentages are stated as a percent of net assets.
ADR – American Depositary Receipt
PLC – Public Limited Company
(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of October 31, 2023. The total market value of these securities was $6,293,679 which represented 11.0% of net assets.
(c)	The rate shown represents the 7-day effective yield as of October 31, 2023.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of these financial statements.

Mar Vista Strategic Growth Fund

STATEMENT OF ASSETS AND LIABILITIES
at October 31, 2023

Assets:
Investments, at value (cost of $40,100,739)*	$63,639,694
Receivables:
Fund shares sold	46,270
Dividends and interest	45,363
Securities Lending	1,434
Expense Reimbursement Receivable	3,341
Prepaid expenses	3,294
Total assets	63,739,396
Liabilities:
Payables:
Upon return of securities loaned	6,375,136
Fund shares redeemed	40,041
Administration and fund accounting fees	19,598
Audit fees	15,527
Reports to shareholders	6,187
Transfer agent fees and expenses	19,803
Compliance fees	3,127
Custody fees	708
Other accrued expenses	15,956
Total liabilities	6,496,083
Net assets	$57,243,313
Net assets consist of:
Paid in capital	$25,737,088
Total accumulated earnings	31,506,225
Net assets	$57,243,313
Institutional Shares:
Net assets applicable to outstanding Institutional Shares	$53,175,205
Shares issued (Unlimited number of
beneficial interest authorized, $0.01 par value)	2,349,076
Net asset value, offering price and redemption price per share	$22.64
Investor Shares:
Net assets applicable to outstanding Investor Shares	$1,310,549
Shares issued (Unlimited number of
beneficial interest authorized, $0.01 par value)	59,774
Net asset value, offering price and redemption price per share	$21.93
Retirement
Net assets applicable to outstanding Retirement	$2,757,559
Shares issued (Unlimited number of
beneficial interest authorized, $0.01 par value)	121,523
Net asset value, offering price and redemption price per share	$22.69

*	Includes securities on loan of $6,293,679

The accompanying notes are an integral part of these financial statements.

Mar Vista Strategic Growth Fund

STATEMENT OF OPERATIONS
For the Fiscal Year Ended October 31, 2023

Investment income:
Dividends (net of foreign taxes withheld of $5,064)	$574,069
Interest	122,550
Securities Lending	15,651
Total investment income	712,270

Expenses:
Investment advisory fees (Note 4)	376,339
Transfer agent fees and expenses	79,999
Administration and fund accounting fees (Note 4)	61,072
Service fees (Note 6)
Service fees – Investor Shares	1,205
Service fees – Institutional Shares	58,344
Federal and state registration fees	55,409
Legal fees	28,893
Audit fees	26,958
Trustees’ fees and expenses	14,716
Compliance expense	12,138
Custody fees	9,720
Distribution fees (Note 5)
Distribution fees – Investor Shares	3,013
Other	30,853
Total expenses before reimbursement from advisor	758,659
Expense reimbursement from advisor (Note 4)	(311,525)
Net expenses	447,134
Net investment income	265,136

Realized and unrealized gain (loss) on investments:
Net realized gain on transactions from:
Investments	9,200,536
Net change in unrealized appreciation on:
Investments	(1,705,791)
Net realized and unrealized gain on investments	7,494,745
Net increase in net assets resulting from operations	$7,759,881

The accompanying notes are an integral part of these financial statements.

Mar Vista Strategic Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
Operations:
Net investment income	$265,136	$274,386
Net realized gain on investments	9,200,536	11,895,790
Net change in unrealized
appreciation/(depreciation) on investments	(1,705,791)	(35,177,291)
Net increase (decrease) in net assets
resulting from operations	7,759,881	(23,007,115)
Distributions to Shareholders From:
Accumulated earnings
Institutional Shares	(8,522,683)	(9,180,172)
Retirement Shares	(521,928)	(640,082)
Investor Shares	(107,040)	(77,585)
Administrative Shares[1]	—	(4,209)
Total distributions	(9,151,651)	(9,902,048)
Capital Share Transactions:
Proceeds from shares sold
Institutional Shares	12,109,940	9,836,952
Investor Shares	707,586	351,228
Retirement Shares	63,573	236,153
Administrative Shares[1]	—	101
Proceeds from shares issued to holders
in reinvestment of dividends
Institutional Shares	6,040,584	8,716,733
Investor Shares	107,040	77,585
Retirement Shares	521,928	640,082
Administrative Shares[1]	—	4,209
Cost of shares redeemed
Institutional Shares	(26,265,080)	(37,989,177)
Investor Shares	(325,627)	(225,258)
Retirement Shares	(1,273,868)	(2,858,587)
Administrative Shares[1]	—	(39,853)
Net decrease in net assets
from capital share transactions	(8,313,924)	(21,249,832)
Total decrease in net assets	$(9,705,694)	$(54,158,995)

[1]	Administrative Shares were exchanged for Institutional Shares on July 18, 2022.

The accompanying notes are an integral part of these financial statements.

Mar Vista Strategic Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
Net Assets:
Beginning of year	$66,949,007	$121,108,000
End of year	$57,243,313	$66,949,007

Changes in Shares Outstanding:
Shares sold
Institutional Shares	537,941	370,488
Investor Shares	34,057	13,020
Retirement Shares	2,824	8,574
Administrative Shares[1]	—	4
Proceeds from shares issued to holders
in reinvestment of dividends
Institutional Shares	289,577	295,082
Investor Shares	5,280	2,684
Retirement Shares	24,972	21,646
Administrative Shares[1]	—	143
Shares redeemed
Institutional Shares	(1,144,216)	(1,377,309)
Investor Shares	(14,412)	(8,455)
Retirement Shares	(57,737)	(110,678)
Administrative Shares[1]	—	(1,700)
Net decrease in shares outstanding	(321,714)	(786,501)

[1]	Administrative Shares were exchanged for Institutional Shares on July 18, 2022.

The accompanying notes are an integral part of these financial statements.

Mar Vista Strategic Growth Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

Institutional Shares
	Year Ended October 31,
	2023	2022[3]	2021	2020	2019
Net Asset Value –
Beginning of Year	$23.48	$33.29	$24.64	$22.28	$19.63

Net investment income[1]	0.10	0.09	0.03	0.08	0.11
Net realized and unrealized
gain (loss) on investments	2.51	(7.16)	9.51	2.68	3.08
Total from
investment operations	2.61	(7.07)	9.54	2.76	3.19

Less Distributions:
Dividends from net
investment income	(0.11)	(0.03)	(0.10)	(0.09)	(0.06)
Distributions from net
realized gains	(3.34)	(2.71)	(0.79)	(0.31)	(0.48)
Total distributions	(3.45)	(2.74)	(0.89)	(0.40)	(0.54)

Net Asset Value –
End of Year	$22.64	$23.48	$33.29	$24.64	$22.28

Total Return	12.38%	(22.92)%	39.56%	12.54%	16.91%

Ratios and Supplemental Data:
Net assets, end of
year (thousands)	$53,175	$62,589	$112,425	$100,895	$106,463
Ratio of operating expenses
to average net assets:
Before reimbursements	1.21%	0.90%	0.80%	0.80%	0.79%
After reimbursements	0.71%	0.71%	0.71%	0.71%	0.71%
Ratio of net investment
income (loss) to
average net assets:
Before reimbursements	(0.07)%	0.13%	N/A [2]	N/A [2]	N/A [2]
After reimbursements	0.43%	0.32%	0.11%	0.35%	0.51%
Portfolio turnover rate	21%	26%	9%	22%	26%

[1]	The net investment income per share was calculated using the average shares outstanding method.
[2]	Figures were not reported during prior year.
[3]	The fund transitioned from the Harbor Strategic Growth Fund to the Mar Vista Strategic Growth Fund on July 22, 2022.

The accompanying notes are an integral part of these financial statements.

Mar Vista Strategic Growth Fund

FINANCIAL HIGHLIGHTS (Continued)

For a capital share outstanding throughout each year

Investor Share Class
	Year Ended October 31,
	2023	2022[3]	2021	2020	2019
Net Asset Value –
Beginning of Year	$22.91	$32.62	$24.17	$21.87	$19.54

Net investment income/(loss)[1]	0.01	0.00 [4]	(0.08)	(0.01)	0.03
Net realized and unrealized
gain (loss) on investments	2.45	(7.00)	9.34	2.63	2.79
Total from
investment operations	2.46	(7.00)	9.26	2.62	2.82

Less Distributions:
Dividends from net
investment income	(0.10)	—	(0.02)	(0.01)	(0.01)
Distributions from net
realized gains	(3.34)	(2.71)	(0.79)	(0.31)	(0.48)
Total distributions	(3.44)	(2.71)	(0.81)	(0.32)	(0.49)

Net Asset Value –
End of Year	$21.93	$22.91	$32.62	$24.17	$21.87

Total Return	11.97%	(23.18)%	39.06%	12.12%	14.99%

Ratios and Supplemental Data:
Net assets, end of
year (thousands)	$1,311	$798	$900	$503	$417
Ratio of operating expenses
to average net assets:
Before reimbursements	1.46%	1.25%	1.16%	1.17%	1.16%
After reimbursements	1.07%	1.07%	1.07%	1.08%	1.08%
Ratio of net investment
income (loss) to
average net assets:
Before reimbursements	(0.34)%	(0.19)%	N/A [2]	N/A [2]	N/A [2]
After reimbursements	0.05%	(0.01)%	(0.27)%	(0.04)%	0.14%
Portfolio turnover rate	21%	26%	9%	22%	26%

[1]	The net investment income per share was calculated using the average shares outstanding method.
[2]	Figures were not reported on the prior reports.
[3]	The fund transitioned from the Harbor Strategic Growth Fund to the Mar Vista Strategic Growth Fund on July 22, 2022.
[4]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Mar Vista Strategic Growth Fund

FINANCIAL HIGHLIGHTS (Continued)

For a capital share outstanding throughout each year

Retirement Share Class
	Year Ended October 31,
	2023	2022[3]	2021	2020	2019
Net Asset Value –
Beginning of Year	$23.51	$33.33	$24.67	$22.31	$19.65

Net investment income[1]	0.11	0.10	0.05	0.09	0.12
Net realized and unrealized
gain (loss) on investments	2.52	(7.15)	9.52	2.69	3.10
Total from
investment operations	2.63	(7.05)	9.57	2.78	3.22

Less Distributions:
Dividends from net
investment income	(0.11)	(0.06)	(0.12)	(0.11)	(0.08)
Distributions from net
realized gains	(3.34)	(2.71)	(0.79)	(0.31)	(0.48)
Total distributions	(3.45)	(2.77)	(0.91)	(0.42)	(0.56)

Net Asset Value –
End of Year	$22.69	$23.51	$33.33	$24.67	$22.31

Total Return	12.47%	(22.86)%	39.66%	12.60%	17.04%

Ratios and Supplemental Data:
Net assets, end of
year (thousands)	$2,758	$3,562	$7,731	$6,488	$5,152
Ratio of operating expenses
to average net assets:
Before reimbursements	1.11%	0.80%	0.72%	0.72%	0.71%
After reimbursements	0.63%	0.63%	0.63%	0.63%	0.63%
Ratio of net investment income
to average net assets:
Before reimbursements	0.02%	0.20%	N/A [2]	N/A [2]	N/A [2]
After reimbursements	0.50%	0.37%	0.18%	0.40%	0.60%
Portfolio turnover rate	21%	26%	9%	22%	26%

[1]	The net investment income per share was calculated using the average shares outstanding method.
[2]	Figures were not reported on the prior reports.
[3]	The fund transitioned from the Harbor Strategic Growth Fund to the Mar Vista Strategic Growth Fund on July 22, 2022.

The accompanying notes are an integral part of these financial statements.

Mar Vista Strategic Growth Fund

NOTES TO FINANCIAL STATEMENTS
October 31, 2023

NOTE 1 – ORGANIZATION

The Mar Vista Strategic Growth Fund (formerly, the Harbor Strategic Growth Fund) (the “Strategic Growth Fund” or the “Fund”) is a series of Manager Directed Portfolios (formerly, The Roxbury Funds) (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Delaware statutory trust on April 4, 2006.  The Fund is an open-end investment management company and is a diversified series of the Trust.  The investment objective of the Fund is long-term growth of capital.  The fund offers 3 classes of shares to investors: the Institutional, Investor, and Retirement classes. The Administrative class was collapsed into the Institutional class prior to conversion and shares were issued based upon the Institutional Shares’ net asset value per share. Each class of shares differs principally in its respective distribution or shareholder servicing expenses.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

The Harbor Strategic Growth Fund (or the “Predecessor Fund”) is the successor in interest and has the same investment objective that was included as a series of another investment company, Harbor Funds, and that was advised by Harbor Capital and Sub-Advised by Mar Vista Investment Partners. On July 1, 2022, the shareholders of the Predecessor Fund approved the tax-free reorganization of the Predecessor Fund with and into the Mar Vista Strategic Growth Fund, and effective as of the close of business on July 22, 2022, the assets and liabilities of the Predecessor Fund were transferred to the Trust in exchange for shares of the Mar Vista Strategic Growth Fund. For financial reporting purposes, assets received and shares issued by Mar Vista were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of Mar Vista’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Costs incurred by the Mar Vista Strategic Growth Fund, in connection with the reorganization were paid by the Adviser. The fiscal year end of the Predecessor Fund was October 31, which remained the same. Operations prior to July 22, 2022 were that of the Predecessor Fund. The net assets were $73,590,993, including $26,342,178 of net unrealized appreciation, $56,484 of undistributed net investment income, and $13,509,548 of undistributed net realized gain and shares outstanding were 3,021,636, all of which were transferred into the Trust at NAV at the close of business on July 22, 2022.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Mar Vista Strategic Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken or expected to be taken on a tax return. The tax return for the Fund for the current fiscal period is open for examination. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Delaware. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. Management of the Fund are required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority. Based on its analysis, Management has concluded that the Fund does not have any unrecognized tax benefits or uncertain tax positions that would require a provision for income tax. Accordingly, the Fund did not incur any interest or penalties for the period ended October 31, 2023.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all of its net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which differ from GAAP.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund’s shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Mar Vista Strategic Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to the Fund are typically allocated among the funds in the Trust proportionately based on allocation methods approved by the Board of Trustees (the “Board”).  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Use of Estimates:  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.
Reclassification of Capital Accounts:  GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

F.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of October 31, 2023, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements and concluded that no additional disclosures are necessary.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Mar Vista Strategic Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the mean between the bid and asked prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Registered Investment Companies:  Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Short-Term Debt Securities:  Debt securities, including short-term debt instruments having a maturity of less than 60 days, are valued at the evaluated mean price supplied by an approved pricing service.  Pricing services may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.  In the absence of prices from a pricing service, the securities will be priced in accordance with the procedures adopted by the Board.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

In the absence of prices from a pricing service or in the event that market quotations are not readily available, fair value will be determined under the Fund’s valuation procedures adopted pursuant to Rule 2a-5. Pursuant to those procedures, the Board has appointed the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to perform all fair valuations of the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has established procedures for its fair valuation of the Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Mar Vista Strategic Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Strategic Growth Fund’s securities as of October 31, 2023:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$51,975,857	$—	$—	$51,975,857
Real Estate Investment Trusts	2,073,242	—	—	2,073,242
Money Market Funds	3,215,459	—	—	3,215,459
Investments Purchased
with Proceeds from
Securities Lending(a)	—	—	—	6,375,136
Total Investments in Securities	$57,264,558	$—	$—	$63,639,694

Refer to the Schedule of Investments for industry classifications.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the fiscal year ended October 31, 2023, Mar Vista Investment Partners, (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.60% of the average daily net assets of the Fund.  For the fiscal year ended October 31, 2023, the Strategic Growth Fund incurred $376,339 in advisory fees.  There were no Advisory fees payable at October 31, 2023 for the Strategic Growth Fund.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to waive a portion of its fees and reimburse certain expenses for the Fund to ensure that the total annual fund operating expenses excluding front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage, interest, brokerage commissions and other transactional expenses, expenses in connection with a merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses (collectively, “Excludable Expenses”) do not exceed the following amounts of the average daily net assets for each class of shares:

Institutional Shares	0.71%
Investor Shares	1.07%
Retirement Shares	0.63%

Mar Vista Strategic Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

For the fiscal year ended October 31, 2023, the Advisor reduced its fees in the amount of $311,525 for the Fund. The waivers and reimbursements will be recoupable through February 28, 2025 unless terminated sooner by mutual agreement of the Board and the Advisor. As of October 31, 2023 the fund had an expense reimbursement receivable amount of $3,341 due from the Advisor.

The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month dating back to July 25, 2022, for the Mar Vista Strategic Growth Fund, if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

	Amount	Expiration
Mar Vista Strategic Growth Fund	$ 92,451	10/31/2025
	311,525	10/31/2026

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, LLC (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  Fund Services also serves as the fund accountant transfer agent, and Chief Compliance Officer to the Fund.  For the fiscal year ended October 31, 2023, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody and compliance fees:

Administration & fund accounting	$61,072
Custody	$ 9,720
Transfer agency	$79,999
Compliance	$12,138

At October 31, 2023, the Fund had payables due to Fund Services for administration, fund accounting, transfer agency, and compliance fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration & fund accounting	$19,598
Custody	$ 708
Transfer agency	$19,803
Compliance	$ 3,126

Mar Vista Strategic Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

Certain officers of the Fund are employees of the Administrator and are not paid any fees by the Fund for serving in such capacities.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Investor Shares and Administrative Shares.  The expenses covered by the Plan may include costs in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the fiscal year ended October 31, 2023, the Strategic Growth Fund incurred distribution expenses of $3,013 on its Investor Shares.

NOTE 6 – SHAREHOLDER SERVICING FEE

The Fund has adopted a shareholder servicing plan (the “Plan”) on behalf of the Investor and Institutional Share classes on May 17, 2022 with an effective date of July 22, 2022. Under the Plan, the Investor and Institutional Share Classes are authorized to pay an annual shareholder servicing fee of up to 0.10% of each class’s average daily net assets. This fee is used to finance certain activities related to servicing and maintaining shareholder accounts. Payments made under the Plan may not be used to pay for any services in connection with the distribution and sale of the Investor and Institutional Shares.

Payments to the Advisor under the Plan may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to Investor and Institutional Class shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist Investor and Institutional Class shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the fiscal year ended October 31, 2023, the Fund incurred, under the Agreement, shareholder servicing fees as follows:

Investor Shares	$ 1,205
Institutional Shares	$58,344

Mar Vista Strategic Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

NOTE 7 – SECURITIES TRANSACTIONS

For the fiscal year ended October 31, 2023, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Strategic Growth Fund	$12,878,126	$32,358,483

There were no purchases or sales of long-term U.S. Government securities.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2023, the components of accumulated earnings/(losses) on a tax basis were as follows:

Strategic
Growth Fund
Cost of investments(a)	$39,787,654
Gross unrealized appreciation	24,529,127
Gross unrealized depreciation	(677,087)
Net unrealized appreciation	23,852,040
Undistributed ordinary income	458,306
Undistributed long-term capital gain	7,195,879
Total distributable earnings	7,654,185
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$31,506,225

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales and partnership adjustments.

As of October 31, 2023, the Strategic Growth Fund had no short-term or long-term tax basis capital losses to offset future capital gains.

The tax character of distributions paid during the year ended October 31, 2023, and the year ended October 31, 2022 was as follows:

	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
Strategic Growth Fund
Ordinary income	$289,576	$522,628
Long-term capital gains	8,862,075	9,379,420
	$9,151,651	$9,902,048

Mar Vista Strategic Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

For the fiscal year ended October 31, 2023, the effect of permanent “book/tax” reclassifications resulted in increases and decreases to components of the Fund’s net assets as follows:

	Total Accumulated	Paid-In
	Earnings	Capital
Strategic Growth Fund	$(1,364,306)	$1,364,306

NOTE 9 – SECURITIES LENDING

The Fund participates in securities lending arrangements whereby it lends certain of its portfolio securities to brokers, dealers and financial institutions (not with individuals) in order to receive additional income and increase the rate of return of its portfolio.  U.S. Bank, N.A. serves as the Fund’s securities lending agent.

U.S. Bank, N.A. oversees the securities lending process, which includes the screening, selection and ongoing review of borrowers, monitoring the availability of securities, negotiating rebates, daily marking to market of loans, monitoring and maintaining cash collateral levels, processing securities movements and reinvesting cash collateral as directed by the Adviser.

The Fund may lend securities pursuant to agreements that require the loans to be secured by collateral consisting of cash, securities of the U.S. Government or it agencies, or any combination of cash and such securities.  At that time of loans, the collateral value should at least be equal to 102% of domestic securities and 105% of foreign securities.  The value of loaned securities will then be marked-to-market daily and the collateral will be continuously secured by collateral equal to 100% of the market value of the loaned securities.  Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for the Fund exceeds one-third of the value of the Fund’s total assets taken at fair market value.  The Fund will earn interest on the investment of the cash collateral in U.S. Government securities, short-term money market instruments or such other approved vehicle.  However, the Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral.  There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially.  However, loans are made only to borrowers deemed by the adviser to be of good standing and when, in the judgment of the adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk.  Either party, upon reasonable notice to the other party, may terminate the loan.

As of October 31, 2023, the Fund had loaned securities that were collateralized by cash.  The cash collateral received was invested in securities as listed in the Fund’s Schedule of Investments.

Mar Vista Strategic Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

The following table presents the securities out on loan for the Fund, and the collateral delivered related to those securities, as of the end of the reporting period.

Securities Lending Transactions
Investments
		Purchased with	Collateral
Overnight and	Asset Class	Proceeds from	Pledged from	Net
Continuous	out on Loan	Securities Lending	Counterparty^	Exposure
Mar Vista Strategic
Growth Fund	Common Stock	$6,375,136	$6,375,136	$—

^
As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan.  Refer to the Fund’s Schedule of Investments for details on the securities out on loan.

NOTE 10 – PRINCIPAL RISKS

The following is a list of certain risks that may apply to your investment in the Fund. Further information about investment risks is available in the Fund’s Statement of Additional Information.

General Market Risk; Recent Market Events: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including rising inflation, the war between Russia and Ukraine and the impact of the coronavirus (COVID-19) global pandemic. While U.S. and global economies are recovering from the effects of COVID-19, labor shortages and the inability to meet consumer demand have restricted growth. Uncertainties regarding the level of central banks’ interest rate increases, political events, the Russia-Ukraine conflict, trade tensions and the possibility of a national or global recession have also contributed to market volatility.

Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Continuing market volatility because of recent market conditions or other events may have adverse effects on the Fund’s returns. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

Growth-Style Investing Risk:  An investment in a growth-oriented fund may be more volatile than the rest of the U.S. market as a whole. If the investment adviser’s assessment of a company’s prospects for earnings growth or how other investors will value the company’s earnings growth is incorrect, the stock may fail to reach the value that the

Mar Vista Strategic Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

adviser has placed on it. Growth stock prices tend to fluctuate more dramatically than the overall stock market.

Foreign Security Risk:  Foreign investments involve risks relating to political, economic, regulatory, or social instability, military action or unrest, or diplomatic developments and may be affected by actions of foreign governments adverse to the interest of U.S. investors.

IPO Risk:  The Fund may purchase securities of companies engaged in initial public offerings (“IPOs”). The price of securities purchased in IPOs can be very volatile. The Fund’s investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines. The effect of IPO investments on a Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund, and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund’s asset grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

Liquidity Risk:  Certain securities may be difficult or impossible to sell at the time and the price that the seller would like. While the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volumes than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.

Mutual Fund and ETF Trading Risk:  The Fund may invest in other mutual funds that are either open-end or closed-end investment companies as well as Exchange Traded Funds (“ETFs”).  ETFs are investment companies that are bought and sold on a national securities exchange.  Unlike mutual funds, ETFs do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of the underlying portfolios.  Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs unlike mutual funds.  Also, both mutual funds and ETFs have management fees that are part of its costs, and the Fund will indirectly bear their proportionate share of the costs.

Mar Vista Strategic Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

NOTE 11 – GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 12 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2023, U.S. Bank Global Custody held 26.1% of the outstanding shares of the Fund and Charles Schwab & Co., Inc. Owned 25.2% of the outstanding shares of the fund. The Fund has no knowledge as to whether all or any portion of the shares owned of record by U.S. Bank Global Custody or Charles Schwab & Co., Inc., are also beneficially owned.

NOTE 13 – TAILORED SHAREHOLDER REPORTS

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

Mar Vista Strategic Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Manager Directed Portfolios
and the Shareholders of the Mar Vista Strategic Growth Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mar Vista Strategic Growth Fund, a series of Manager Directed Portfolios (the “Fund”), as of October 31, 2023, the related statements of operations, changes in net assets, and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the year ended October 31, 2022, were audited by other auditors whose report dated December 29, 2022, expressed an unqualified opinion on those financial statements and financial highlights. The Fund’s financial highlights for the year ended October 31, 2021, and prior, were audited by other auditors whose report dated December 21, 2021, expressed an unqualified opinion on those financial highlights.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
December 29, 2023

Mar Vista Strategic Growth Fund

EXPENSE EXAMPLE
October 31, 2023 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from May 1, 2023, to October 31, 2023, for the Institutional, Investor, and Retirement Shares.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Mar Vista Strategic Growth Fund

EXPENSE EXAMPLE (Continued)
October 31, 2023 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	5/1/2023	10/31/2023	5/1/2023 – 10/31/2023
Actual
Institutional Shares	$1,000.00	$1,017.10	$3.61
Investor Shares	$1,000.00	$1,015.30	$5.44
Retirement Shares	$1,000.00	$1,017.00	$3.20
Hypothetical (5% return
before expenses)
Institutional Shares	$1,000.00	$1,021.63	$3.62
Investor Shares	$1,000.00	$1,019.81	$5.45
Retirement Shares	$1,000.00	$1,022.03	$3.21

(1)
Expenses are equal to the Institutional, Investor, and Retirement Shares’ annualized expense ratios of 0.71%, 1.07% and 0.63%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period).

Mar Vista Strategic Growth Fund

NOTICE TO SHAREHOLDERS
at October 31, 2023 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-870-3188 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the most recent 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available no later than August 31 without charge, upon request, by 1-855-870-3188. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Fund’s Part F of Form N-PORT is available on the SEC’s website at http://www.sec.gov.  Information included in the Fund’s Part F of Form N-PORT is also available, upon request, by calling 1-855-870-3188.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-833-627-6668 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Mar Vista Strategic Growth Fund

NOTICE TO SHAREHOLDERS (Continued)
at October 31, 2023 (Unaudited)

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended October 31, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Mar Vista Strategic Growth Fund	98.43%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2023, was as follows:

Mar Vista Strategic Growth Fund	95.26%

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited).

Mar Vista Strategic Growth Fund	28.73%

Mar Vista Strategic Growth Fund

MANAGEMENT
(Unaudited)

Trustees and Officers

The business and affairs of the Trust are managed under the oversight of the Board, subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust. The Board, as of January 1, 2023, is currently comprised of four trustees who are not interested persons of the Trust within the meaning of the 1940 Act (the “Independent Trustees”). The Trustees are responsible for deciding matters of overall policy and overseeing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Trust’s daily business operations.

Number of
			Funds in	Other
	Position(s) Held		Fund	Directorships
	with the Trust		Complex	Held by Trustee
Name and	and Length of	Principal Occupation(s)	Overseen by	During the
Year of Birth	Time Served(1)	During the Past Five Years	Trustee(2)	Past Five Years
INDEPENDENT TRUSTEES
Gaylord B. Lyman	Trustee and Audit	Chief Investment Officer and	9	None
(Born 1962)	Committee	Senior Portfolio Manager, Mill
	Chairman, since	Street Financial, LLC, since
	April 2015	April 2023; Senior Portfolio
Manager Affinity Investment
Advisors, LLC, (2017-2023).

Scott Craven Jones	Trustee since	Managing Director, Carne Global	9	Trustee,
(Born 1962)	July 2016 and	Financial Services (US) LLC		Madison Funds,
	Lead Independent	(a provider of independent		since 2019
	Trustee since	governance and distribution		(16 portfolios);
	May 2017	support for the asset management		Trustee, XAI
		industry), since 2013; Managing		Octagon Floating
		Director, Park Agency, Inc.,		Rate &
		since 2020.		Alternative
Income Term
Trust, since
2017; Trustee,
Madison
Covered Call &
Equity Strategy
Fund, since 2021
(1 portfolio).

Mar Vista Strategic Growth Fund

MANAGEMENT (Continued)
(Unaudited)

Number of
			Funds in	Other
	Position(s) Held		Fund	Directorships
	with the Trust		Complex	Held by Trustee
Name and	and Length of	Principal Occupation(s)	Overseen by	During the
Year of Birth	Time Served(1)	During the Past Five Years	Trustee(2)	Past Five Years
Lawrence T.	Trustee since	Senior Vice President and Chief	9	None
Greenberg	July 2016	Legal Officer, The Motley Fool
(Born 1963)		Holdings, Inc., since 1996;
Venture Partner and General
Counsel, Motley Fool Ventures
LP, since 2018; Adjunct Professor,
Washington College of Law,
American University, since 2006;
General Counsel, Motley Fool Asset
Management, LLC (2008 – 2018);
Manager, Motley Fool Wealth
Management, LLC (2013 – 2018).

James R. Schoenike	Trustee since	Retired. Distribution Consultant	9	None
(Born 1959)	July 2016(3)	(2018 – 2021); President and
CEO, Board of Managers, Quasar
Distributors, LLC (2013 – 2018).

(1)	Each Trustee serves an indefinite term; however, under the terms of the Board’s retirement policy, a Trustee shall retire during the year in which a Trustee reaches the age of 75.
(2)	The Trust currently has nine active portfolios.
(3)	Prior to January 1, 2021, Mr. Schoenike was considered to be an “interested person” of the Fund by virtue of his previous position as President of Quasar Distributors, LLC.

As of the date of this report, no Independent Trustee nor any of his immediate family members (i.e., spouse or dependent children) serves as an officer or director or is an employee of the Advisor, Sub-Advisor or Distributor, or any of their respective affiliates, nor is such person an officer, director or employee of any company controlled by or under common control with such entities.

Mar Vista Strategic Growth Fund

MANAGEMENT (Continued)
(Unaudited)

Position(s) Held with
Name and	Trust and Length
Year of Birth	of Time Served(1)	Principal Occupation(s) During Past Five Years
OFFICERS

Scott M. Ostrowski	President and Principal	Senior Vice President, U.S. Bancorp Fund Services,
(Born 1980)	Executive Officer,	LLC, since 2006.
since August 10, 2021

Ryan Frank	Treasurer, and	Vice President, U.S. Bancorp Fund Services, LLC,
(Born 1985)	Principal Financial	since 2008.
Officer, since
August 17, 2022

Colton W. Scarmardo	Assistant Treasurer,	Fund Administrator, U.S. Bancorp Fund Services,
(Born 1997)	since May 11, 2021	LLC, since 2019; Business Administration
Student, 2015 – 2019.

Michael J. Atkinson	Assistant Treasurer,	Assistant Vice President, U.S. Bancorp Fund
(Born 1995)	since August 17, 2023	Services, LLC, since 2022; Officer, U.S. Bancorp
Fund Services, LLC, 2019 – 2022, Fund
Administrator, U.S. Bancorp, LLC, since 2016.

Jill Silver	Chief Compliance	Senior Vice President, U.S. Bancorp Fund Services,
(Born 1976)	Officer and	LLC, Since August 2023; Vice President,
	Anti-Money Laundering	U.S. Bancorp Fund Services, LLC, 2022 – 2023;
	Compliance Officer,	Compliance Director, Corebridge Financial, Inc.
	since January 1, 2023	(Previously AIG), 2019 – 2022, Compliance
Manager, Corebridge Financial, Inc., 2018 – 2019.

Amber Kopp	Secretary, since	Assistant Vice President, U.S. Bancorp Fund
(Born 1983)	September 15, 2023	Services, LLC, since 2023; Assistant General
Counsel, Corebridge Financial, Inc. (previously AIG)
2019 – 2020.

(1)	Each officer is elected annually and serves until his or her successor has been duly elected and qualified.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-855-870-3188.

Mar Vista Strategic Growth Fund

NOTICE OF PRIVACY POLICY & PRACTICES

Protecting the privacy of Fund shareholders is important to us.  The following is a description of the practices and policies through which we protect the privacy and security of your non-public personal information.

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

The types of non public personal information we collect and share can include:

•	social security number;

•	account balances;

•	account transactions;

•	transaction history;

•	wire transfer instructions; and

•	checking account information.

What Information We Disclose

We do not disclose any non-public personal information about shareholders or former shareholders of the Fund without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.

How We Protect Your Information

All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

If you have any questions or concerns regarding this notice or our Privacy Policy, please contact us at 1-855-870-3188.

(This Page Intentionally Left Blank.)

(This Page Intentionally Left Blank.)

Investment Advisor
Mar Vista Investment Partners LLC
6001 Shady Oak Road, Suite 200
Minnetonka, MN 55343

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(833) 627-6668

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1835 Market Street, Suite 310
Philadelphia, PA 19103

Legal Counsel
Godfrey & Kahn S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

(b)	Not Applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Experts.

The registrant’s Board of Trustees has determined that there are at least two audit committee financial experts serving on its audit committee. Gaylord B. Lyman and Scott C. Jones are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.
	FYE 10/31/2023	FYE 10/31/2022
Audit Fees	$12,800	$12,400
Audit-Related Fees	N/A	N/A
Tax Fees	$3,200	$3,100
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2023	FYE 10/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

During the audit of the registrant's financial statements, 100% of the hours were attributed to work performed by persons other than full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 10/31/2023	FYE 10/31/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.
(a)
(1) Any code of ethics or amendment thereto, that is subject to the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.   Filed Herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Manager Directed Portfolios

By (Signature and Title)*                    /s/Scott M.Ostrowski
Scott M. Ostrowski, President/
     Principal Executive Officer

Date  1/3/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/Scott M. Ostrowski
Scott M. Ostrowski, President/
     Principal Executive Officer

Date  1/3/2024

By (Signature and Title)*                    /s/Ryan Frank
Ryan Frank,
Treasurer/Principal Financial Officer

Date  1/3/2024

* Print the name and title of each signing officer under his or her signature.